SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 31, 2000



Delaware                           2U Online.com, Inc.                52-2132622
(State or other                 (Exact name of registrant       (I.R.S. Employer
jurisidiction of                      as specified in        Identification No.)
incorporation or organization)        its charter)

1288 Alberni Street, Suite 806, Vancouver, British Columbia, Canada      V6E 4N5
(Address of principal executive offices)                              (Zip Code)

                                 (604) 664-0484
              (Registrant's telephone number, including area code)


                               Power Direct, Inc.
          (Former name or former address, if changed since last report)











                              Thomas E. Stepp, Jr.
                              Stepp & Beauchamp LLP
                           1301 Dove Street, Suite 460
                         Newport Beach, California 92660
                                 (949) 660-9700
                            Facsimile: (949) 660-9010

ITEM 5. OTHER EVENTS

     On or about January 31, 2000, the Registrant's directors, after having received written approval from at least 51% of Registrant's shares entitled to vote, signed a Unanimous Consent authorizing the change of Registrant's name to 2U Online.com, Inc. In conjunction with the name change, the Registrant also changed its CUSIP Number. The Registrant also changed its symbol from "PWDR" to "TWOU".


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.



                                           2U Online.com, Inc.


DATED:  February 28, 2000                  By:  /s/ Jack Sha
                                                --------------------------------
                                                Jack Sha, President


                                       2